                                                                   Exhibit 99.1

                             LETTER OF TRANSMITTAL

                                   To Tender
                    Outstanding 7.25% Senior Notes due 2012
                                      of

                   Sunoco Logistics Partners Operations L.P.

        Pursuant to the Exchange Offer and Prospectus dated      , 2002

  The Exchange Offer and Withdrawal Rights will expire at 5:00 p.m., New York
City time, on      , 2002 (the "Expiration Date"), unless the Exchange Offer is extended by the Company.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      Wachovia Bank, National Association
                     (formerly First Union National Bank)

           By Mail:         By Overnight Courier and      By Facsimile:
   Wachovia Bank, National       Hand Delivery:           (704) 590-7628
         Association        Wachovia Bank, National       (For Eligible
    (formerly First Union         Association           Institutions Only)
        National Bank)       (formerly First Union
    1525 West W.T. Harris        National Bank)       Confirm By Telephone:
          Boulevard          1525 West W.T. Harris        (704) 590-7410
          NC1153 3C3               Boulevard
       Charlotte, North            NC1153 3C3
     Carolina 28262-1153        Charlotte, North
     Attention: Corporate     Carolina 28262-1153
       Trust Operations       Attention: Corporate
                                Trust Operations

 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER
      OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING 7.25% SENIOR NOTES DUE 2012 (THE "OUTSTANDING NOTES") FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF NEW 7.25% SENIOR NOTES DUE 2012 PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                               -----------------

   The undersigned hereby acknowledges receipt and review of the Prospectus,
dated      , 2002 (the "Prospectus"), of Sunoco Logistics Partners Operations
L.P., a Delaware limited partnership (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 7.25% Senior Notes due 2012 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 7.25% Senior Notes due 2012 (the "Outstanding Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

   The Company reserves the right, at any time or various times, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent and each registered holder of the Outstanding Notes of any extension by oral or written notice no later than 9:00 a.m., New York City time, on the business day after the previously scheduled Expiration Date.

   This Letter of Transmittal is to be used by a holder of Outstanding Notes if Outstanding Notes are to be forwarded herewith. An Agent's Message (as defined in the next sentence) is to be used if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering." The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the confirmation of a book-entry transfer ("Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Outstanding Notes that are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

   The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from such registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

                         SIGNATURES MUST BE PROVIDED.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   1. The undersigned hereby tenders to the Company the Outstanding Notes described in the box entitled "Description of Outstanding Notes Tendered" pursuant to the Company's offer of $1,000 principal amount at maturity of New Notes in exchange for each $1,000 principal amount at maturity of the Outstanding Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

   2. The undersigned hereby represents and warrants that it has full authority to tender the Outstanding Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Outstanding Notes.

   3. The undersigned acknowledges that the tender of the Outstanding Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

   4. The undersigned acknowledge(s) that the Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corp., SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5,
1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Outstanding Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act of 1933, as amended (the "Securities Act"), and any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes.

   5. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

      a. the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

      b. neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

      c. neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

      d. neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company.

   6. The undersigned may, if unable to make all of the representations and warranties contained in Item 5 above and as otherwise permitted in the Registration Rights Agreement (as defined below), elect to have its Outstanding Notes registered in the shelf registration statement described in the Registration Rights Agreement, dated as of February 8, 2002 (the "Registration Rights Agreement"), by and among the Company and the Initial Purchasers (as defined therein). Such election may be made by checking the box below entitled "Special Registration Instructions." By making such election, the undersigned agrees, as a holder of Outstanding Notes participating in a shelf registration, to indemnify and hold harmless the Company and its affiliates, their respective officers, directors, employees, representatives and agents and each person who controls the Company within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any shelf registration statement or prospectus, or in any supplement thereto or amendment thereof, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only with respect to information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in a shelf registration statement, a prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

   7. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

   8. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

   9. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the New Notes in the name of the undersigned.

   List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                           DESCRIPTION OF OUTSTANDING
                                 NOTES TENDERED
--------------------------------------------------------------------------------
Name(s) and Address(es)
of Registered Holder(s)
       Exactly as
  Name(s) Appear(s) on
   Outstanding Notes
  (Please Fill In, If
         Blank)                        Outstanding Note(s) Tendered
----------------------------------------------------------------------
                                     Aggregate Principal   Principal
                         Registered   Amount Represented     Amount
                         Number(s)* by Outstanding Note(s) Tendered**
                         --------------------------------------------
                         --------------------------------------------
                         --------------------------------------------
                         --------------------------------------------
                         --------------------------------------------
                         --------------------------------------------
                         --------------------------------------------
---------------------------------------------------------------------
   * Need not be completed by book-entry holders.
  ** Unless otherwise indicated, any tendering holder of Outstanding
     Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

                               METHOD OF DELIVERY

  [_]Check here if tendered Outstanding Notes are enclosed herewith.

  [_]Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

  Name of Tendering Institution:  ___________________________________

  Account Number:  __________________________________________________

  Transaction Code Number:  _________________________________________

  [_]Check here if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

  Name(s) of Registered Holder(s): ________________________________

  Date of Execution of Notice of Guaranteed Delivery: _____________

  Window Ticket Number (if available): ____________________________

  Name of Eligible Institution that guaranteed delivery: __________

  Account Number (If delivered by book-entry transfer): ___________

-------------------------------------------------------------  ------------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 5 and 6)                                     (See Instructions 5 and 6)

   To be completed ONLY (i) if Outstanding Notes                  To be completed ONLY if the New Notes are to
in a principal amount not tendered, or New Notes               be issued or sent to someone other than the
issued in exchange for Outstanding Notes accepted for          undersigned or to the undersigned at an address other
exchange, are to be issued in the name of someone              than as indicated above.
other than the undersigned, or (ii) if Outstanding
Notes tendered by book-entry transfer that are not             Mail[_] Issue  [_] (check appropriate boxes)
exchanged are to be returned by credit to an account
maintained at the Book-Entry Transfer Facility. Issue          Name ________________________________________________
New Notes and/or Outstanding Notes to:                                            (Type or Print)

                                                               Address _____________________________________________
Name ________________________________________________
                   (Type or Print)                             _____________________________________________________
                                                                                        (Zip Code)
Address _____________________________________________
                                                               _____________________________________________________
_____________________________________________________             (Tax Identification or Social Security Number)
                         (Zip Code)
                                                               _____________________________________________________
_____________________________________________________
   (Tax Identification or Social Security Number)
           (Complete Substitute Form W-9)

  Credit Unexchanged Outstanding Notes Delivered by
   Book-Entry Transfer to the Book-Entry Transfer
              Facility Set Forth Below:

_____________________________________________________

    Book-Entry Transfer Facility Account Number:

_____________________________________________________
-------------------------------------------------------------  ------------------------------------------------------------

------------------------------------------------------------   ------------------------------------------------------------
                                                                        SPECIAL BROKER-DEALER INSTRUCTIONS
           SPECIAL REGISTRATION INSTRUCTIONS
                                                               [_]Check here if you are a broker-dealer and wish to
   To be completed ONLY if (i) the undersigned                    receive 10 additional copies of the Prospectus
satisfies the conditions set forth in Item 6 above, (ii)          and 10 copies of any amendments or supplements
the undersigned elects to register its Outstanding                thereto.
Notes in the shelf registration statement described in
the Registration Rights Agreement and (iii) the                Name: ______________________________________________
undersigned agrees to indemnify certain entities and                              (Please Print)
individuals as set forth in Item 6 above. (See Item 6.)
                                                               Address: ___________________________________________
[_]By checking this box, the undersigned hereby (i)
   represents that it is unable to make all of the             ____________________________________________________
   representations and warranties set forth in Item 5                                   (Include Zip Code)
   above, (ii) elects to have its Outstanding Notes
   registered pursuant to the shelf registration
   statement described in the Rights Agreement and
   (iii) agrees to indemnify certain entities and
   individuals identified in, and to the extent
   provided in, Item 6 above.
------------------------------------------------------------   ------------------------------------------------------------

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
            OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                  (Complete Accompanying Substitute Form W-9)

------------------------------------------------------------------------------------------------------------------------------
Signature(s) of Registered Holders of Outstanding Notes: __________________________________________________________________

___________________________________________________________________________________________________________________________
Dated: ____________________________________________________________________________________________________________________

   (The above lines must be signed by the registered holder(s) of Outstanding Notes as name(s) appear(s) on the
Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of
Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding completion of this Letter of
Transmittal, printed below.)

Name(s) ___________________________________________________________________________________________________________________
                                                  (Please Type or Print)

Capacity: _________________________________________________________________________________________________________________

Address: __________________________________________________________________________________________________________________
                                                    (Include Zip Code)

Area Code and Telephone Number: ___________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     SIGNATURE GUARANTEE (SEE INSTRUCTION 5)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

_________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

_________________________________________________________________________________
(Address (including zip code) and Telephone Number (including area code) of Firm)

_________________________________________________________________________________
                             (Authorized Signature)

_________________________________________________________________________________
                                 (Printed Name)

_________________________________________________________________________________
                                     (Title)

Dated:___________________________________________________________________________
---------------------------------------------------------------------------------

                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of This Letter of Transmittal and Outstanding Notes or Book-Entry Confirmations.

   All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof or thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

   The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

2.  Guaranteed Delivery Procedures.

   Holders who wish to tender their Outstanding Notes and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures, a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery by facsimile transmission, mail or hand delivery or a properly transmitted Agent's Message and Notice of Guaranteed Delivery from an Eligible Institution (defined as a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act) setting forth the name and address of the tendering holder, the name(s) in which the Outstanding Notes are registered, the certificate number(s) and the principal amount of the Outstanding Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, such properly completed and executed Letter of Transmittal or facsimile transmission thereof by the Eligible Institution, such Outstanding Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC), will be delivered by such Eligible Institution together with any other required documents to the Exchange Agent. Unless Outstanding Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender.

   Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. See "Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

3.  Tender by Holder.

   Only a registered holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

4.  Partial Tenders.

   Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and New Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

   If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding
Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

   If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Outstanding Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Outstanding Notes.

   If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

   Endorsements on Outstanding Notes and signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. All signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6.  Special Registration and Delivery Instructions.

   Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   Tax law requires that a holder of any Outstanding Notes that are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

   The Company reserves the right in its sole discretion to take whatever steps necessary to comply with the Company's obligations regarding backup withholding.

7.  Validity of Tenders.

   All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions on the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

8.  Waiver of Conditions.

   The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus or in this Letter of Transmittal.

9.  No Conditional Tender.

   No alternative, conditional, irregular or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

10.  Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

   Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.  Request for Assistance or Additional Copies.

   Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

12.  Withdrawal.

   Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders."

   IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof (together with the outstanding notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent, or the Notice of Guaranteed Delivery must be received by the Exchange Agent, prior to the Expiration Date.

                              Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX                ______________________________
SUBSTITUTE                    AT THE RIGHT AND CERTIFY BY SIGNING AND                       Social Security Number
Form W-9                      DATING BELOW.                                                           or
                              _________________________________________________________
Department of the             Name                                                      ______________________________
Treasury Internal Revenue                                                                   Employer Identification
Service                       _________________________________________________________             Number
                              Business Name
Payer's Request for Taxpayer  Please check appropriate box
Identification Number ("TIN") [_] Individual/Sole Proprietor  [_] Corporation
                              [_] Partnership    [_] Other

                              _________________________________________________________
                              Address

                              _________________________________________________________
                              City, State, Zip Code
                              --------------------------------------------------------------------------------------------------
                              Part 2--For Payees exempt from back-up withholding, see the enclosed Guidelines for
                              Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below and complete the Substitute Form W-9
                                                                         Exempt: [_]
                              ---------------------------------------------------------------------------------------------------
                              Part 3--Certification--Under penalties of perjury, I certify that:
                              (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
                              (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                  that I am subject to backup withholding as a result of a failure to report all interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                              (3) I am a U.S. person (including a U.S. resident alien).

                              Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
                              ---------------------------------------------------------------------------------------------------
                              Signature _______________________________________________            Part 4--
                              Date ____________________________________________________        Awaiting TIN [_]
                                                                                        Please complete the Certificate
                                                                                        of Authority Taxpayer
                                                                                        Identification Numbers below.

   NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF SUBSTITUTE FORM W-9.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED PART 4 OF THE SUBSTITUTE FORM W-9

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            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the payment date the withholding amount will be remitted to the IRS.

 Signature ____________________              Date _________________, 2002
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